UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 14, 2004

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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        New York                  1-15286             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                        Current Report on Form 8-K


Item 8.01.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the three- and nine-month periods ended September 30, 2004 and 2003 and provides certain additional financial information.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                   September 30,
                                                              ------------------

                                                                  2004      2003
                                                                  ----      ----
Total stockholder's equity                                    $ 16,878  $ 14,461



                                                   Three               Nine
                                               Months Ended        Months Ended
                                                September 30,      September 30,
                                             ----------------- -----------------
                                                 2004    2003     2004      2003
                                                 ----    ----     ----      ----
Revenues:
   Commissions                                 $  934  $  974   $3,117    $2,733
   Asset management and administration fees     1,001     864    3,037     2,457
   Investment banking                             779     792    2,545     2,684
   Principal transactions                         222     383      787     1,624
   Other                                          137      41      359       136
                                               ------  ------   ------    ------

      Total non-interest revenues               3,073   3,054    9,845     9,634
                                               ------  ------   ------    ------
   Interest and dividends                       2,457   1,797    6,871     5,942
   Interest expense                             1,645   1,121    4,183     3,870
                                               ------  ------   ------    ------
      Net interest and dividends                  812     676    2,688     2,072
                                               ------  ------   ------    ------

      Revenues, net of interest expense         3,885   3,730   12,533    11,706
                                               ------  ------   ------    ------
Non-interest expenses:
   Compensation and benefits                    1,902   1,958    6,457     6,262
   Communications                                 227     151      594       486
   Floor brokerage and other production           181     155      563       493
   Occupancy and equipment                        140     134      411       405
   Professional services                          152      91      403       268
   Advertising and market development              97      67      266       196
   Other operating and administrative expenses    221     105    6,958       283
                                               ------  ------   ------    ------
      Total non-interest expenses               2,920   2,661   15,652     8,393
                                               ------  ------   ------    ------
Income (loss) before income taxes                 965   1,069   (3,119)    3,313

Provision (benefit) for income taxes              345     406   (1,232)    1,261
                                               ------  ------   ------    ------

Net income (loss)                              $  620 $   663  ($1,887)   $2,052
                                               ======  ======   ======    ======

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 14, 2004       CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller